UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):          December 7, 2004

Meredith Enterprises, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-024594                                                                95-424674-0

(Commission File Number)                                                        (IRS Employer Identification No.)

3000 Sand Hill Road, Building 2, Suite 120, Menlo Park, California  94025

(Address of Principal Executive Offices)

(650) 233-7140

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On December 7, 2004, we issued the following press release concerning our possible purchases of our stock.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits:

      99.1     Press Release dated December 7, 2004.

 Signatures

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

                                                                               MEREDITH ENTERPRISES, INC.

 Dated:  December 8, 2004                                      /s/    Charles P. Wingard
                                                                                Charles P. Wingard
                                                                                Chief Financial Officer

EXHIBIT INDEX

            99.1     Stockholder Letter dated November 17, 2004.